UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant ☒	Filed by a Party Other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

ABM Industries Incorporated

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ABM INDUSTRIES INCORPORATED 2025 Annual Meeting Vote by March 25, 2025 11:59 PM ET. For shares held in the ABM Employee Stock Purchase Plan, vote by March 23, 2025 11:59 PM ET. ABM INDUSTRIES INCORPORATED ONE LIBERTY PLAZA 7TH FLOOR NEW YORK, NY 10006 V61053-P22580 You invested in ABM INDUSTRIES INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Important notice regarding the availability of proxy materials for the stockholder meeting to be held on March 26, 2025. To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/ABM2025 and enter the 16-digit control number found on this Notice and access on the date and time noted. Get informed before you vote View the Notice, Proxy Statement and the Annual Report on Form 10-K for the Fiscal Year Ended October 31, 2024 online at ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to March 12, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions and other inquiries set to this email address will NOT be forwarded to your investment advisor. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* March 26, 2025 11:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/ABM2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of ten director nominees to serve one-year terms.	
	Nominees:	
1a.	Quincy L. Allen	For
1b.	LeighAnne G. Baker	For
1c.	Donald F. Colleran	For
1d.	James D. DeVries	For
1e.	Art A. Garcia	For
1f.	Thomas M. Gartland	For
1g.	Jill M. Golder	For
1h.	Sudhakar Kesavan	For
1i.	Scott Salmirs	For
1j.	Winifred M. Webb	For
2.	Advisory approval of our executive compensation.	For
3.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2025.	For
4.	Approval of the ABM Industries Incorporated 2021 Equity and Incentive Compensation Plan (Amended and Restated).	For
5.	Approval of the ABM Industries Incorporated 2025 Employee Stock Purchase Plan.	For

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